Associated Banc-Corp Bank of America Merrill Lynch Future of Financials Conference FOURTH QUARTER 2017 Exhibit 99.1

DISCLAIMER Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non- GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

Community, Consumer, and Business 33% Corporate and Commercial Specialty 59% RMSS3 8% YTD 3Q 2017 Net Income by Business Segment 24% 8% 7% 2% Affinity Programs4 OUR FRANCHISE 2 $30 billion of assets $21 billion of loans Over $1 billion of revenue2 $22 billion of deposits Third Quarter 20171 1 – As of September 30, 2017, unless otherwise noted 2 – Twelve months ended September 30, 2017 3 – Risk Management and Shared Services 4 – Affinity debit cards as a percentage of active personal checking accounts, as of September 30, 2017 − Largest bank headquartered in Wisconsin − Approximately 4,400 employees, servicing over 1 million customer accounts in 8 states and over 100 communities − 40%+ of active personal checking accounts are affinity related WI 65% 152 MN 7% 20 IL 28% 42 Deposits (%) And Branches

Manufacturing & Wholesale Trade 25% ATTRACTIVE MIDWEST MARKETS 3.2% 3.5% 3.7% 3.8% 3.8% 4.2% 4.3% 5.0% 5.3% IA WI MN IN MO U.S. MI IL OH Midwest 30% All other regions 70% U.S. Manufacturing Jobs 1 – U.S. Census Bureau, Annual Estimates of the Resident Population, 2016 2 – U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, September 2017 (preliminary) 3 – U.S. Bureau of Labor Statistics, Unemployment Rates by State, seasonally adjusted, September 2017 (preliminary) 4 – U.S. Bureau of Labor Statistics, Unemployment Rates, Midwest Information Office, seasonally adjusted, September 2017 (preliminary) Midwest holds ~20% of the U.S. population1 and 30% of all U.S. manufacturing jobs2 3 Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy Several Midwestern states have unemployment rates3 below the national average Dark green bars denote ASB branch states Commercial and Business Lending ASB Loan Composition by Industry Madison, WI…………………… Rochester, MN………………… Wausau, WI…………………… Green Bay, WI………………… Minneapolis – St. Paul, MN….. 2.3% 2.5% 2.7% 2.8% 2.9% Supporting Strong Employment Base and Healthy Consumer Credit Select ASB Metro Market Unemployment Rates4

THIRD QUARTER UPDATE 4 Growing Interest Income Improving Credit Dynamics Continued Efficiency Improvement Expanding Bottom Line 3Q17: Net income available to common equity of $63 million, or $0.41 per common share Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Improving NIM trend Fee Businesses  Improving year over year fee-based revenues  Declining year over year mortgage banking revenue Expense Management Capital & Credit Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio  Continue to follow stated corporate priorities for capital deployment  Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume YoY Progress YoY Progress

$1.5 $1.5 $1.4 $1.4 $1.3 $4.5 $4.9 $5.7 $6.3 $7.3 2 $3.8 $4.0 $4.3 $4.9 $5.0 $5.9 $6.7 $7.1 $7.6 $7.3 $15.7 $17.1 $18.5 $20.1 $20.9 3Q 2013 3Q 2014 3Q 2015 3Q 2016 3Q 2017 Commercial & business Commercial real estate ("CRE") Residential mortgage Home equity & Other consumer Net Loan Growth: +$377 million LOAN GROWTH TRENDS ($ in billions) 5% Average Quarterly Loans 6% 7% 13% $(40) $(30) $(11) $5 $9 $30 $32 $3821 Home equity & Other consumer CRE Residential mortgage Power & Utilities Mortgage warehouse REIT Oil and Gas General commercial Linked Quarter Average Loan Growth 1 – Over 60% of 3Q residential mortgage loan growth was in adjustable-rate production. Percentage based on change in period end composition. 2 – $4.9 billion of the total residential mortgage portfolio was comprised of adjustable-rate loans. Amount based on period end composition. ($ in millions) 5 3Q13 – 3Q17 CAGR -5%

$2.2 $2.2 $3.2 $3.7 $2.6 $18.9 $18.7 $21.1 $22.2 $22.6 3Q 2013 3Q 2014 3Q 2015 3Q 2016 3Q 2017 12.1% 12.1% 15.6% 17.2% 11.7% Loan to Deposit Ratio CONSISTENT DEPOSIT GROWTH ($ in billions) Period End Deposits & Customer Funding Average Quarterly Deposits 6% 6% $1.8 $1.5 $1.6 $1.6 $2.2 $1.2 $1.3 $1.4 $1.4 $1.5 $7.6 $7.7 $9.5 $9.1 $9.4 $2.8 $3.1 $3.2 $4.2 $4.3 $4.3 $4.2 $4.6 $5.2 $5.0 $17.6 $17.9 $20.3 $21.4 $22.4 3Q 2013 3Q 2014 3Q 2015 3Q 2016 3Q 2017 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand ($ in billions) NTDs as % of Total Deposits Network Transaction Deposits ("NTD") Customer Funding Customer Deposits1 6 1 – Total deposits excluding network transaction deposits 12% 85% 94% 90% 91% 94% 3Q13 – 3Q17 CAGR 4% 5%

ACQUISITION OF BANK MUTUAL 7 Associated Banc-Corp Acquisition of July 20, 2017 Bank Mutual Profile Third Quarter 2017 Branches1 58 Loans $2.0bn Deposits $1.9bn Revenue2 $99mm Expenses2 $71mm Transaction Pricing  100% stock transaction - 0.422 exchange ratio  1.6x price / tangible book value per share of $6.33 as of June 30, 2017  12.5x price / 2017E EPS with fully phased- in 45% after-tax cost savings3 Founded 1892 Milwaukee, WI 1 – 57 branches in WI and one branch in MN 2 – Twelve months ended September 30, 2017 3 – Based on BKMU IBES median 2017E EPS of $0.38

ASSOCIATED’S PRO FORMA FOOTPRINT Pro Forma Branch Footprint  Strengthens our position as largest bank headquartered in the state of Wisconsin - > $32bn combined total assets - Adds > 120,000 customer accounts to the Associated franchise  Significant efficiency opportunities - 50% of Bank Mutual branches are within 1 mile of an Associated branch - Several shared key technology vendors - Positioned to further invest in and better support the customer experience  Continued commitment to supporting the socioeconomic health of our combined communities and markets - Expanding services into nearly a dozen new markets - Offers new customers access to Associated's broader network and solutions Improved Scale and Customer Reach 8

Commercial & Business Lending 34% CRE Investor 18% Construction 8% Residential Mortgage 34% Home Equity & Other Consumer 6% Money Market 36% Noninterest- bearing demand 23% Interest- bearing demand 22% Savings 7% Time Deposit 12% Money Market 37% Noninterest- bearing demand 23% Interest- bearing demand 22% Savings 7% Time Deposit 11% Money Market 28% Noninterest- bearing demand 16% Interest- bearing demand 12% Savings 12% Time Deposit 32% Commercial & Business Lending 18% CRE Investor 42% Construction 8% Residential Mortgage 23% Home Equity & Other Consumer 9% PRO FORMA LOANS & DEPOSITS Note: Figures as of September 30, 2017 1 – Cost of deposits includes interest-bearing deposits only Lo an s D ep os its Associated Bank Mutual Pro Forma Associated Bank Mutual Pro Forma 9 Total Loans = $20.9bn Yield on Loans = 3.77% Total Loans = $2.0bn Yield on Loans = 4.09% Total Loans = $22.9bn Yield on Loans = 3.80% Total Deposits = $22.3bn Cost of Deposits1 = 0.63% Total Deposits = $1.9bn Cost of Deposits1 = 0.45% Total Deposits = $24.3bn Cost of Deposits1 = 0.62% Commercial & Business Lending 35% CRE Investor 16% Construction 8% Residential Mortgage 35% Home Equity & Other Consumer 6%

ESTIMATED PRO FORMA FINANCIAL METRICS 1 – Based on ASB and BKMU IBES median EPS estimates as of June 30, 2017 for 2017, 2018, and grown at 7% IBES median long-term growth rate thereafter. EPS accretion is excluding one-time charges. 2 – Estimated pro forma capitalization as of June 30, 2017, net of merger and integration costs and purchase accounting adjustments. GAAP EPS Accretion1  Pre-tax cost savings of 45% of BKMU non-interest expense  Expected to improve efficiency ratio by > 100bps with fully phased-in cost savings  Internal rate of return in the high teens  Transaction does not alter dividend policy or capital priorities Additional Comments Capital Metrics Tangible Book Value Per Share Impact1  < 1% tangible book value per share dilution at close (fully accounts for merger and integration costs) — ~$0.07 dilution at close on a per share basis  < 3.5 years earnback using the crossover method Per Share ~$(0.03) ~$0.03 ~2% ~(2)% 2018E 2019E 10 2 ASB Current (Sept 30, 2017) Pro Forma Common Equity Tier 1 Ratio 9.9% 10.1 % Tier 1 Capital Ratio 10.6 10.8 Total Capital Ratio 13.0 12.9 Tier 1 Leverage Ratio 7.9 8.2 ASB Pro Forma < 3.5 years

POST ANNOUNCEMENT UPDATE & TIMELINE Post Announcement Activities and Integration Planning  ASB management team has developed a detailed integration plan spanning from transaction announcement through closing, conversion, and post-conversion time periods  ASB/BKMU integration team has significant local market knowledge and deep operational expertise from prior consolidations to execute a seamless transition for customers, employees, and stakeholders Projected Post-Announcement Timeline Integration Planning & Analysis Q3 ’17 Q1 ‘18 Post-Closing Q1 ’18 Q2 ‘18 Conversion Q2 ’18 Q3 ‘18 Post- Conversion Q4 2018 Announcement Q3 2017 – – – 11

ACCELERATES 2017 STRATEGIC PRIORITIES Strengthening Customer Relationships Delivering on our Strategy Expanding our Community Presence Providing Long-term Value to Shareholders  A low-risk transaction with significant opportunities for cost savings  Expected to produce modest initial dilution to tangible book value per share with positive EPS accretion in 2019  Expected to improve efficiency ratio by > 100bps with fully phased-in cost savings  Strengthens core deposit franchise  Enhances branch network and density  Increases current market share and expands services to new communities  Delivers smaller sized, in-market, depository institution acquisition  Drives efficiency through improved scale and distribution  Disciplined transaction terms with attractive economics  Adds over 120,000 customer accounts and nearly 1,000 commercial relationships  Extends Associated’s specialized products to Bank Mutual’s customer base  Positions Associated to gain efficiencies and further invest in customer experience     12

ASSET MANAGEMENT EXPANSION

Enhanced Big-Firm Financial Services With a Family Touch

- On October 2, 2017, we completed the acquisition of a wealth management organization, Whitnell & Co., an Oak Brook, Illinois based, $1 billion AUM registered investment advisor, to further complement Associated's investment and asset management capabilities, especially in Chicago
- Whitnell's 28 professionals provide affluent Mid-Western clients with a complete set of family office services centered around wealth management and generational wealth transfer
  - The acquisition adds a strong team to our existing Chicago-land private banking presence and introduces new services and capabilities to Associated's existing client base
  - The acquisition increases both assets under management and related run-rate revenue by more than 10%

Assets Under Management ("AUM")

($ in billions)



>$10Bn
$1.0
$9.2
$7.4
$8.0
$7.7
$8.3
2013
2014
2015
2016
Sept 2017[1]
ATC
Whitnell

Trust Service Fees and Brokerage and Annuity Commissions

($ in millions)



$61
$64
$64
$63
$73
$7
$15
$16
$15
$16
$17
$46
$48
$49
$47
$49
2013
2014
2015
2016
2017[2]
Trust Service Fees
Whitnell
Brokerage & Annuity Commissions

[1] – Pro Forma Associated Trust Company ("ATC"), including Whitnell

[2] – Pro Forma Associated Trust Company, including Whitnell, for the twelve months ended September 30, 2017

13

OVERALL EXPENSE EFFICIENCY

Efficiency Drivers

Enhanced Automation	Operational Efficiencies	Branch Consolidations	Branch Staffing Initiatives

Efficiency Ratio[1]



70%
70%
70%
68%
66%
68%
68%
68%
66%
64%
YTD 3Q13
YTD 3Q14
YTD 3Q15
YTD 3Q16
YTD 3Q17
Federal Reserve
Fully tax-equivalent



2.92%
Annualized YTD Noninterest Expense / YTD Average Assets
~240
2.41%
214
2013
2014
2015
2016
Sept 2017
Branches (period end)

[1] – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio.

14

SHIFT TO DIGITAL CHANNELS

Customers continue to seek more efficient ways to bank. Digital capabilities are key to meeting their rising expectations. Associated is actively enhancing its multichannel approach and will be deploying new mobile solutions in early 2018.

Adopting a Multichannel Approach



Branch
ATM
Snap Deposit
Call Center
Chat, Email, Text
Online Banking
Associated
MOBILE BANKING

Branch Transactions / Total Transactions



Branches
~ 240
214
73%
44%
September 2013
September 2017

Transactions by Digital & Remote Channels



27%
56%
September 2013
September 2017
ATM
Lockbox
Remote Deposit Capture
SnapDeposit

15

Funding Organic Growth Paying a Competitive Dividend Non-Organic Growth Opportunities Share Repurchases $15.7 $17.1 $18.5 $20.1 $20.9 3Q 2013 3Q 2014 3Q 2015 3Q 2016 3Q 2017 CAPITAL PRIORITIES 16 $0.33 $0.37 $0.41 $0.45 $0.50 2013 2014 2015 2016 2017 11% CAGR 7% CAGR Average Quarterly Loans; ($ in billions) Full Year Declared Dividends 2015 $60 $180 $439 $532 $552 $589 2012 2013 2014 2015 2016 YTD 2017 Cumulative Common Share Repurchases ($ in millions) 2017 2017 Announced Completed 1 2 3 4

Earnings Per Share Dividends Shareholder Gain Return on Average Common Equity $0.34 $0.41 3Q 2016 3Q 2017 Return on average CET11 $0.12 $0.14 4Q 2016 4Q 2017 15% annualized TSR EXPANDING BOTTOM LINE 17 As of September 30, 2017 Exceptional Value 1 – Refer to the appendix for a reconciliation of average common equity Tier 1 to average common equity “We’ve shaped our success around a shared vision to become the Midwest’s premier financial services company, distinguished by consistent, quality customer experiences, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value to our shareholders through economic cycles.” +21% YoY +17% YoY 10.5% 11.7% Return on average common equity 4Q Dividend Declared 49% 105% Three Years Five Years 7.1% 8.2% 3Q 2016 3Q 2017

APPENDIX

$163 $128 $126 $118 $119 $127 $147 $134 $114 $92 $290 $275 $260 $232 $211 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 1.4% 1.4% 1.4% 1.4% 1.3% 5.5% 5.7% 6.7% 5.4% 5.2% 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY ($ IN MILLIONS) Potential Problem Loans Nonaccrual Loans 19 ($4) $3 $0 $1 $3 $22 $6 $12 $8 $9 $6 $13 $11 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 $18 $270 $276 $262 $226 $220 $171 $75 $78 $37 $39 $441 $351 $340 $263 $259 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans Oil and Gas Oil and Gas Oil and Gas

Manufacturing and Wholesale Trade 25% Power & Utilities 14% Real Estate 12% Oil & Gas 8% Finance & Insurance 12% Health Care and Soc. Assist. 5% 1 – Excludes $0.4 billion Other consumer portfolio 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 3 – Principally reflects the oil and gas portfolio 4 – Based on outstanding commitments of $917 million 5 – Our largest tenant exposure is 5%, spread over six loans, to a national investment grade grocer C&BL by Geography $7.3 billion CRE by Geography $5.0 billion Multi-Family 29% Retail5 24% Office / Mixed Use 20% Industrial 10% 1-4 Family Construction 9% Hotel / Motel 5% Other 3% East Texas North Louisiana Arkansas 17% South Texas & Eagle Ford 17% Permian 16% Rockies 14% Marcellus Utica Appalachia 11% Mid- Continent (primarily OK & KS) 8% Gulf Shallow 4% Gulf Coast 4% Bakken 3% Other (Onshore Lower 48) 6% Wisconsin 28% Illinois 15% Minnesota 7% Texas3 10% Other Midwest2 9% Other 31% Wisconsin 28% Illinois 21% Minnesota 9% Other Midwest2 26% Texas 4% Other 12% LOANS STRATIFICATION OUTSTANDINGS AS OF SEPTEMBER 30, 2017 20 Total Loans1 Wisconsin 31% Illinois 26% Other Midwest2 13% Minnesota 10% Texas 4% Other 16% C&BL by Industry $7.3 billion Oil and Gas Lending4 $577 million CRE by Property Type $5.0 billion

OIL AND GAS UPDATE $398 $446 $413 $450 $446 $171 $75 $78 $37 $39 $127 $147 $134 $114 $92 $696 $668 $625 $601 $577 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Pass Potential Problem Loans Nonaccrual Period End Loans by Credit Quality Oil and Gas Allowance $38 $38 $42 $33 $30 5.5% 5.7% 6.7% 5.4% 5.2% 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 ($ in millions) ($ in millions) 21 Total O&G Portfolio As of September 30, 2017 # of credits $ of commitments $ of outstandings % of total loans 56 $917 million $577 million 3% 21 38% $423 million 46% $227 million 39% 1% New Business Since January 1, 2016 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans

$90 $93 $93 $103 $122 $57 $60 $64 $66 $76 $34 $38 $39 $36 $39 $181 $191 $195 $205 $237 3Q 2013 3Q 2014 3Q 2015 3Q 2016 3Q 2017 Commercial Retail Investment and other1 POSITIONED FOR HIGHER INTEREST RATES ASSET SENSITIVE PROFILE ($ in millions) 22 Interest Income & Net Interest Margin Average Deposit Rates 3.13% 3.06% 2.82% 2.77% 2.84% Net interest margin 1 – Our LIBOR-based loans typically reprice the first of the month in arrears. Since the Fed tends to raise rates mid-month, we tend to see a 6+ week lag in repricing. 3Q13 vs 3Q17 Interest Income Change +$56 million 3Q13 vs 3Q17 NII Change +$29 million 3Q13 vs 3Q17 Interest Expense Change -$27 million Savings Money Market without NTD Time Deposits Network Transaction Deposits Money Market with NTD (As Reported) 0.05% 0.05% 0.05% 0.05% 0.06% 0.30% 0.31% 0.42% 0.52% 0.65% 0.78% 0.78% 0.79% 0.85% 0.97% 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017

Fair Value Composition Risk Weighting Profile $4.96 $5.65 $6.02 $6.13 $6.05 2.59% 2.60% 2.48% 2.37% 2.44% 1.00% 2.00% 3.00% 4.00% 5.00% 3Q 2013 3Q 2014 3Q 2015 3Q 2016 3Q 2017 Average Balance Average Yield 33% 29% 67% 71% <1% <1% September 2016 September 2017 HIGH QUALITY SECURITIES ($ IN BILLIONS) Investment Type Amortized Cost Fair Value Duration (Yrs) GNMA CMBS $2.09 $2.07 3.28 GNMA MBS & CMOs 2.13 2.11 4.41 Agency & Other MBS & CMOs 0.54 0.55 2.55 Asset-Backed Securities 0.11 0.11 0.15 Municipals 1.19 1.20 5.49 Other1 0.01 0.01 Strategic Portfolio $6.06 $6.05 4.01 Membership Stock 0.17 0.17 Total Portfolio $6.24 $6.22 GNMA CMBS 34% GNMA CMOs 29% GNMA MBS 6% Municipals 20% Other MBS 8% Other CMOs 1% Other 2% Portfolio Detail as of September 30, 2017 Portfolio and Yield Trends 0% Risk Weighted Other 20% Risk Weighted 1 – Includes Corporate, Treasury, asset-backed, and all other securities 23

Efficiency Ratio YTD 3Q13 YTD 3Q14 YTD 3Q15 YTD 3Q16 YTD 3Q17 Federal Reserve efficiency ratio 70.20% 70.19% 69.79% 67.51% 65.64% Fully tax-equivalent adjustment (1.44)% (1.35)% (1.38)% (1.32)% (1.27)% Other intangible amortization (0.42)% (0.40)% (0.34)% (0.20)% (0.18)% Fully tax-equivalent efficiency ratio 68.34% 68.44% 68.07% 65.99% 64.19% The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources. RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS 24 Average Tangible Common Equity and Average Common Equity Tier 1 ($ in millions) 3Q 2016 3Q 2017 Average common equity $2,911 $3,025 Average goodwill and other intangible assets, net (988) (986) Average tangible common equity 1,923 2,039 Less: Accumulated other comprehensive income / loss (3) 49 Less: Deferred tax assets / deferred tax liabilities, net 33 32 Average common equity Tier 1 $1,953 $2,120